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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ______________

                                   FORM 8-K

                                ______________


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 18, 1998
                                                   -------------

                          ATLANTIC RICHFIELD COMPANY
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


         1-1196                                           23-0371610
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(Commission File Number)                                (IRS Employer
                                                     Identification No.)


515 South Flower Street, Los Angeles, California           90071
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    (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:   (213) 486-3511
                                                   ------------------

                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5. Other Events
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               In response to a story in the The Wall Street Journal this
                                             -----------------------
morning, ARCO confirmed that it is in negotiations for the sale of its entire interest in ARCO Chemical Company. ARCO subsequently put out a second press release announcing that it will tender its 80 million shares of ARCO Chemical stock to Lyondell Petrochemical Company pursuant to an agreement between Lyondell and ARCO Chemical.

Item 7. Financial Statements and Exhibits
        ---------------------------------

        99.1  Press Release dated June 18, 1998.

        99.2  Press Release dated June 18, 1998.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATLANTIC RICHFIELD COMPANY

                                        /s/ ALLAN L. COMSTOCK
                                       ------------------------------------
                                       Allan L. Comstock
                                       Vice President and Controller

Dated: June 18, 1998